IONICS

Q4 2003 Quarter Earnings Call

Safe Harbor Statement Under Private Securities Litigation Reform Act of 1995

Certain of the matters I will discuss today, and certain information in the slides that follow, will consist of forward-looking statements, including without limitation expectations concerning funding and total cost of the Ecolochem transaction, the contribution to be made by Ecolochem to Ionics's future revenues and earnings, future financial performance of the Ecolochem business, the benefits of the acquisition to Ionics and its shareholders, post-combination management positions, future operating and marketing plans, goals, and initiatives of the combined businesses, future market trends, the ability of the combined entities to take advantage of and benefit from such trends, and the market presence of Ionics and its expected growth. Listeners are cautioned that forward-looking statements are not promises or guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risk factors are discussed in Ionics' most recent annual report on SEC Form 10-K for the fiscal year ended December 31, 2003.

Q4 2003 - Selected P/L Information ($M)

	Q4 2003
Revenues	$89.0
Cost of Sales	$66.4
Selling, General & Administrative (including R&D)	$34.4
Restructuring and Impairment of Long Lived Assets	$2.1
Equity Loss	$4.4
Earnings (loss) before Interest & Taxes	($18.3)
Interest Income	$0.7
Loss from continuing operations [1]	($17.6)

[1] before gain on sale, income tax and minority interest expense

IONICS

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
Total	$0.5				

IONICS

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Total	$0.5	$1.3			

IONICS

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Total	$0.5	$2.7			

IONICS

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Pension plan curtailment		$5.4			$5.4
Total	$0.5	$8.1			

IONICS

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Pension plan curtailment		$5.4			$5.4
Bad debt expense		$1.8			$1.8
Total	$0.5	$9.9			

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Pension plan curtailment		$5.4			$5.4
Bad debt expense		$1.8			$1.8
Asset Impairment - Ionics			$1.8		$1.8
Total	$0.5	$9.9	$1.8		

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Pension plan curtailment		$5.4			$5.4
Bad debt expense		$1.8			$1.8
Asset Impairment - Ionics			$1.8		$1.8
Restructuring			$0.3		$0.3
Total	$0.5	$9.9	$2.1		

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Pension plan curtailment		$5.4			$5.4
Bad debt expense		$1.8			$1.8
Asset Impairment - Ionics			$1.8		$1.8
Restructuring			$0.3		$0.3
Asset impairment - TMA (Affiliate)				$3.8	$3.8
Total	$0.5	$9.9	$2.1	$3.8	

Q4 2003 - Items Impacting Results ($M)

	COGS	SG&A	Rstr & Imp LLA	Equity Income	Total
Mfg consolidation related inventory charges	$0.5				$0.5
US Home Water consol & other		$1.3			$1.3
Process re-engineering		$1.4			$1.4
Pension plan curtailment		$5.4			$5.4
Bad debt expense		$1.8			$1.8
Asset Impairment - Ionics			$1.8		$1.8
Restructuring			$0.3		$0.3
Asset impairment - TMA (Affiliate)				$3.8	$3.8
Income from affiliates				$1.3	$1.3
Total	$0.5	$9.9	$2.1	$5.1	$17.6

IONICS

SG&A expense

- SG&A for Q4 2002 was $28.7 million
- SG&A for Q4 2003 was $32.5 million
  - Includes multiple restructuring charges
- Reduction achieved despite increased costs
  - Insurance
  - Auditing fees
  - Benefits / retirement plan costs

IONICS

Q4 2003 vs Q4 2002 - Revenue & Gross Margin % ($M)

	Q4 2002		Q4 2003	
	Revenue	GM %	Revenue	GM %
Third Party	$80.9	30.0%	$75.2	28.5%
Affiliates	$3.1	15.1%	$13.8	8.3%
	$84.0	29.5%	$89.0	25.3%

Q4 2003 vs Q4 2002 Revenue Analysis


$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Q4 2002
Q4 2003
$3
$7
$5
$27
$42
$14
$8
$5
$27
$35
Affiliated companies
Instruments Business
Consumer Water
Ultrapure Water
Equipment Business

IONICS

Third party revenue

- Q4 softness impacted by
  - Reorganization activities
    - Sales force restructured
  - Management focus on Ecolochem acquisition

Bookings by Quarter - 2003


90
80
70
60
50
40
30
20
10
0
Q1
Q2
Q3
Q4
$ Million

Selected Balance Sheet Items ($M)

	12/31/03	12/31/02
Cash	$134	$140
Current Assets[1]	182	201
Affiliates - long-term	35	30
PP&E, net	172	168
Other	69	65
Total Assets	$592	$604

[1] Excluding cash

IONICS

Selected Balance Sheet Items ($M)

	12/31/03	12/31/02
Current Liabilities[1]	$112	$110
Total Debt	15	14
Other Liabilities	49	42
Shareholders Equity	416	438
Total Liabilities and Shareholders Equity	$592	$604

[1] Excluding notes payable and current portion of long-term debt.

IONICS

2004 Outlook

- Additional cost reductions planned for Q1 and Q2
- Realize benefit from cost reductions implemented in Q4/Q1
  - Defined benefit plan savings $1-2 million / year
- Significant recovery in electronics sector
- Ecolochem results consolidated as of 14 February
- Substantial synergy potential between Ionics and Ecolochem